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                                                                 EXHIBIT 10.16.1
                                 PROMISSORY NOTE



   $83,333.34
-------------------------


                                                              Greenville, South Carolina
                                                              August 14, 2001



              FOR VALUE RECEIVED                RSI Holdings, Inc.
                                                ----------------------------------------------------------------------

                               28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA 29601
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promises to pay                                               Buck A. Mickel
                           -------------------------------------------------------------------------------------------

                               6 Woodland Way Circle, Greenville, South Carolina 29601
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the sum of                       Eighty Three Thousand Three Hundred Thirty Three Dollars and 34/100---
                    --------------------------------------------------------------------------------------------------

        bearing interest only             from          date of this note         at the rate of          8.00%
---------------------------------------            -----------------------------                    ------------------

to be computed and paid quarterly.      Any accrued interest and unpaid principal shall be

be paid in full on or before                                           August 14, 2006
                                        ------------------------------------------------------------------------------


                                                     RSI Holdings, Inc.



                                        By:         /s/ Buck A. Mickel                           3-25-04
                                                    ----------------------------------------------------
                                                     Buck A. Mickel                                Date
                                                     President & CEO

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